UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 6, 2022

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC
6.125% Corporate Units	AEPPZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the previously announced succession plan of American Electric Power Company, Inc. (the “Company”), Nicholas K. Akins will resign as Chief Executive Officer of the Company on December 31, 2022 and Julia A. Sloat will become Chief Executive Officer on January 1, 2023. On August 5, 2022, the Board of Directors (the "Board") of the Company elected Mr. Akins as Executive Chair of the Board, effective January 1, 2023.

On December 6, 2022, the size of the Board was increased from twelve (12) to thirteen (13) directors, effective January 1, 2023. Ms. Sloat was appointed by the Board to fill the newly created directorship and also was appointed to the Policy Committee of the Board, each effective January 1, 2023. Ms. Sloat, 53, was elected President and Chief Financial Officer of the Company in August 2022. She has previously served as Executive Vice President and Chief Financial Officer of the Company from January 2021 to August 2022. Ms. Sloat was named as Senior Vice President – Treasury and Risk in 2019 and served as President and Chief Operating Officer of AEP Ohio from 2016 to 2019.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 6, 2022, the Board of Directors (the “Board”) of American Electric Power Company, Inc. (the “Company”) adopted amendments to the By-Laws (the “By-Laws”) of the Company, effective December 6, 2022, principally to add procedural and informational requirements for shareholders that intend to use the Securities and Exchange Commission's Rule 14a-19 ("Universal Proxy Rule") promulgated under the Securities Exchange Act of 1934, as amended. The key provisions require shareholders to make certain representations to the Company, certify compliance with the Universal Proxy Rule and submit nominee questionnaires to the Corporate Secretary.

The foregoing description is qualified in its entirety by reference to the text of the By-Laws filed as Exhibit 3(b) to this Form 8-K. A blackline of the Bylaws against the prior version of the bylaws is filed herewith as Exhibit 3(c).

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

3(b) Amended By-Laws of American Electric Power Company, Inc., as amended through December 6, 2022.

3(c)    Amended By-Laws of American Electric Power Company, Inc., as amended through December 6, 2022 (marked to show changes against prior version).

104 Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

December 8, 2022